UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                   0-11688             95-3889638
  -------------------------------   -----------------   ----------------------
  (State or other jurisdiction of   (Commission File)     (I.R.S. Employer
   incorporation or organization)        Number         Identification Number)

      Lakepointe Centre I,
  300 E. Mallard, Suite 300
         Boise, Idaho                                           83706
-------------------------------                              ----------
(Address of principal executive                              (Zip Code)
            offices)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2004 American Ecology Corporation amended it's Credit Agreement with Wells Fargo Bank to provide for a maximum Letter of Credit Commitment amount of $5,500,000.

A copy of the amendment is attached as exhibit 10.50g and incorporated by reference herein.


Exhibit    Eighth Amendment to Credit Agreement between American Ecology
10.50g     Corporation and Wells Fargo Bank Dated December 16, 2004


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERICAN ECOLOGY CORPORATION
                                                  (Registrant)






Date: December 16, 2004                  By: /S/James R. Baumgardner
                                             ---------------------------
                                                James R. Baumgardner
                                                Senior Vice President,
                                                Chief Financial Officer,
                                                Secretary and Treasurer


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
                                    EXHIBIT INDEX

Exhibit            Description
-------            -----------

Exhibit 10.50g Eighth Amendment to Credit Agreement between American Ecology Corporation and Wells Fargo Bank Dated December 16, 2004


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